Exhibit 99.2

Fourth Quarter and Full Year 2020 Financial Results and Business Update February 23, 2021 THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2021 Theravance Biopharma. All rights reserved.

Forward - looking statements 2 Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company’s strategies, plans and objectives, the Company’s regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company’s product and product candidates, the potential that the Company’s research programs will progress product candidates into the clinic, the Company’s expectations for product candidates through development, the Company's expectations regarding its allocation of resources, potential regulatory approval and commercialization (including their differentiation from other products or potential products), product sales or profit share revenue and the Company’s expectations for its expenses, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts of the COVID - 19 global pandemic on our business, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s compounds or product candidates are unsafe or ineffective, risks that product candidates do not obtain approval from regulatory authorities, the feasibility of undertaking future clinical trials for our product candidates based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, current and potential future disagreements with Innoviva, Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that an arbitration award or litigation result could be adverse to the Company . Other risks affecting Theravance Biopharma are in the company's Form 10 - Q filed with the SEC on November 9 , 2020 , and other periodic reports filed with the SEC .

Agenda 3 Introduction Gail B Cohen Vice President, Corporate Communications Overview Rick E Winningham Chief Executive Officer Commercial and Development Update Frank Pasqualone Senior Vice President, Chief Business Officer Brett Haumann, M.D. Senior Vice President, Chief Medical Officer Financial Update Andrew Hindman Senior Vice President, Chief Financial Officer Closing Remarks Rick E Winningham Chief Executive Officer

Key programs supported by proven development and commercial expertise

	Program	Indication	Research / Phase 1 / Phase 2 / Phase 3 / Filed / Marketed	Collaborator
	Ampreloxetine (TD-9855) NRI	Symptomatic nOH	Phase 3	Wholly-owned
Organ-Selective	**Izencitinib (TD-1473)** GI JAKi	UC	Phase 2b/3	Janssen Biotech, Inc.
Organ-Selective	**Izencitinib (TD-1473)** GI JAKi	CD	Phase 2	Janssen Biotech, Inc.
Organ-Selective	**TD-5202** Irreversible JAK3i	Inflammatory intestinal diseases	Phase 1	Janssen Biotech, Inc.
Organ-Selective	**YUPELRI® (revefenacin)** LAMA	COPD	Marketed	VIATRIS
Organ-Selective	**TD-0903** Inhaled JAKi	COVID-19	Phase 2	Wholly-owned
Organ-Selective	**TD-8236** Inhaled JAKi	Asthma	Phase 2	Wholly-owned
Organ-Selective	**Inhaled ALK5i**	Idiopathic pulmonary fibrosis	Phase 1	Wholly-owned

	Program	Indication	Research / Phase 1 / Phase 2 / Phase 3 / Filed / Marketed	Rights
Economic Interests	**TRELEGY**[1] FF/UMEC/VI	COPD	Marketed	GSK & Innoviva, Inc.
Economic Interests	**TRELEGY**[1] FF/UMEC/VI	Asthma	Marketed	GSK & Innoviva, Inc.
Economic Interests	**Skin-selective JAKi**	Dermatological diseases	Research	Pfizer

Theravance Biopharma
Medicines That Make a Difference

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information. CD, Crohn's disease; COPD, chronic obstructive pulmonary disease; FF/UMEC/VI, fluticasone furoate/umeclidinium/vilanterol; JAKi, Janus kinase inhibitor; LAMA, long-acting muscarinic receptor antagonist; nOH, neurogenic orthostatic hypotension; NRI, norepinephrine reuptake inhibitor; UC, ulcerative colitis.

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YUPELRI® (revefenacin) inhalation solution

FDA-approved for the maintenance treatment of COPD
First and only once-daily, nebulized maintenance medicine for COPD


YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
Mylan

Once-daily LAMAs are first-line therapy for moderate-to-very severe COPD[1]

9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]

TBPH and **VTRS** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI® (revefenacin)

Theravance Biopharma + VIATRIS


TBPH
35%
65%
VTRS

Companies co-promote under US profit/loss share

Theravance Biopharma
Medicines That Make a Difference

1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018.
2. TBPH market research (N = 160 physicians); refers to US COPD patients.

COPD, chronic obstructive pulmonary disease; LAMA, long-acting muscarinic receptor antagonist.

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YUPELRI ® hospital sales and community TRx trends Continued growth through Q4’20 across both the hospital and retail channels 0.3% 1.1% 2.2% 3.4% 5.4% 6.5% 6.3% 7.5% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Hospital LA - NEB Market Share* Hospital Market Share YUPELRI LA-NEB Market Share 1. Joint VTRS/TBPH Market Research. * Hospital - IQVIA DDD through 12/312020. ** Community - IQVIA XPO Excl. LTC (Retail) and SolutionsRx (DME / Med B FFS) through Nov’20 (Q4’20 Community LA - NEB Market Shar e Incomplete). LA - NEB Market: YUPELRI, BROVANA, LONHALA, PERFOROMIST. 6 TRx volume represents retail only which is typically 33% of Retail + DME 1.5% 6.1% 9.8% 13.1% 15.3% 16.3% 17.5% 18.6% 0K 2K 4K 6K 8K 10K 12K 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Retail TRx Community LA - NEB Market Share** Community Market Share with TRx Retail TRx YUPELRI LA-NEB Market Share Most patients that receive YUPELRI ® in the hospital are discharged with an Rx 1 **Community LA - NEB Market Share includes Retail + DME / Med B FFS through Nov’20 **

TBPH implied 35% of YUPELRI ® US net sales by quarter See TBPH 10Q filed Nov 9, 2020 for greater detail re TBPH implied 35%. 7 TBPH implied 35% of YUPELRI US net sales represents TBPH’s split of the combined TBPH and VIATRIS net revenue Growth in net sales through Q1’20 and recovery in Q3’20 driven by volume TBPH Implied 35% of Total Net Sales ($M) $3.2 $5.8 $10.4 $12.9 $10.6 $13.0 $13.6 0 2 4 6 8 10 12 14 16 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20

TD - 0903 Program Nebulized lung - selective pan - JAK inhibitor to treat: ► Acute hyperinflammation of the lung in COVID - 19 ► Chronic inflammation for the treatment and prevention of lung transplant rejection

TD - 0903: a two - part placebo - controlled Phase 2 study in hospitalized patients with COVID - 19 requiring oxygen support PK, pharmacokinetics; SOC, standard of care. *Loading dose (double the standard dose) administered on Day 1. NCT04402866 . 9 Dose 3 mg* + SOC Placebo + SOC 1 mg* 3 mg* 10 mg Data expected Q2 2021 ‣ 7 days of once - daily nebulized treatment ‣ 28 days of observation in total Part 1: ‣ Placebo - controlled, double - blind multiple - ascending dose (MAD) ‣ N= 8 per cohort (6 active, 2 placebo) ‣ Repeat - dose safety, tolerability, PK, clinical status, hospital stay Part 2: ‣ Placebo - controlled, double - blind parallel group ‣ N=99 per arm ‣ Primary endpoint: number of Respiratory Failure - Free Days (RFD) at Day 28

Executive Summary CRP, C - reactive protein; IL, interleukin; PK, pharmacokinetics; RAGE, receptor for advanced glycation end - products; S/F ratio, r atio of oxygen saturation in the blood vs the flow of oxygen administered to the patient. 10 Safety & Tolerability Findings ‣ TD - 0903 was generally well - tolerated ‣ There were no drug - related serious adverse events ‣ One patient discontinued treatment on 10 mg dose because of isolated elevated liver function value PK Data ‣ Low, dose - dependent systemic exposure at all doses of nebulized TD - 0903 Exploratory Clinical Observations ‣ Positive trend vs placebo in improving clinical status and reducing hospital stay ‣ No deaths in 3 mg and 10 mg cohorts vs 2 on placebo and 1 in 1 mg cohort ‣ TD - 0903 improved oxygenation (S/F ratio) from baseline to Day 7 ‣ TD - 0903 reduced several relevant inflammatory biomarkers vs placebo, including CRP, IL - 10 and RAGE Overall Conclusions from TD - 0903 Phase 2 Part 1

TD - 0903 appears to stabilize clinical status within 7 days, compared to placebo ‣ TD - 0903 showed a positive trend toward more clinical improvement ‣ 50% of placebo patients required mechanical ventilation by Day 6 Placebo pooled from Cohorts 1 – 3; ECMO, extracorporeal membrane oxygenation. Hosp = Hospitalized; Suppl = supplemental. 11 0 20 40 60 80 100 1 2 3 4 5 6 7 Day % Patients Not hosp, no limitations on activities 1 2 3 4 5 6 7 8 Not hosp, with limitations on activities and/or requiring home O 2 Hosp, not requiring suppl O 2 , and no longer requiring ongoing medical care Hosp, not requiring suppl O 2 , but requiring ongoing medical care (whether or not related to COVID - 19) Hosp, requiring supplemental O 2 Hosp, on non - invasive ventilation or high - flow O 2 devices Hosp, on invasive mechanical ventilation or ECMO Death Placebo TD - 0903 1 mg TD - 0903 3 mg TD - 0903 10 mg 1 2 3 4 5 6 7 1 2 3 4 5 6 7 1 2 3 4 5 6 7

TD - 0903 shows numerical improvement in clinical status compared to placebo through 28 days ‣ 2 deaths on placebo and 1 death on 1mg, but none on 3 and 10mg groups ‣ More patients out of hospital and with no limitations by Day 28 with TD - 0903 than placebo Placebo pooled from Cohorts 1 – 3; ECMO, extracorporeal membrane oxygenation. Hosp = Hospitalized; Suppl = supplemental. 12 0 20 40 60 80 100 1 7 14 21 28 % Patients 1 7 14 21 28 1 7 14 21 28 1 7 14 21 28 Day Not hosp, no limitations on activities 1 2 3 4 5 6 7 8 Not hosp, with limitations on activities and/or requiring home O 2 Hosp, not requiring suppl O 2 , and no longer requiring ongoing medical care Hosp, not requiring suppl O 2 , but requiring ongoing medical care (whether or not related to COVID - 19) Hosp, requiring supplemental O 2 Hosp, on non - invasive ventilation or high - flow O 2 devices Hosp, on invasive mechanical ventilation or ECMO Death Placebo TD - 0903 1 mg TD - 0903 3 mg TD - 0903 10 mg

TD - 0903 lung - selective profile demonstrates low plasma exposure ‣ Day 7 steady - state exposures of TD - 0903 approximately dose proportional ‣ Initial loading dose on Day 1 for 1 mg and 3 mg doses in order to achieve near - steady - state exposures as quickly as possible ‣ Plasma exposures were low relative to estimated IC 50 for systemic JAK inhibition IC 50 , inhibitory concentration at which 50% of JAK signaling is blocked; JAK, Janus kinase; PK, pharmacokinetics; SD, standard de via tion. 13 0 12 24 0.01 0.1 1 10 100 1000 Time (hr) M e a n T D - 0 9 0 3 P l a s m a C o n c e n t r a t i o n , n g / m L ( S D ) 4 8 JAK protein - adjusted IC 50 Day 7 PK 1 mg 3 mg 10 mg

2 3 4 5 6 7 -100 -50 0 50 100 150 Day M e a n S a O 2 / F i O 2 R a t i o C h a n g e F r o m B a s e l i n e ( S E M ) TD - 0903 3 mg showed positive trend in improving blood oxygenation versus placebo as measured by S/F Ratio SEM, standard error of mean; S/F ratio, ratio of oxygen saturation in the blood vs the flow of oxygen administered to the pat ien t. 14 S/F Ratio TD - 0903 3 mg Placebo 1 3 mg progressed to Phase 2 Part 2 with data expected Q2 2021

Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

Economic interest in GSK’s TRELEGY Q4 net sales of £238MM (or $315MM) Full year - over - year sales growth of 60% US asthma indication approved September 9, 2020, and launched Q3 ‣ Results from the CAPTAIN study published in The Lancet Respiratory Medicine 1. TBPH holds 85% economic interest in upward - tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non - recourse Triple II 9.5% Fixed Rate Term Notes are due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or flutic aso ne furoate/umeclidinium/vilanterol; comprised of ICS, LAMA, and LABA, active components of Anoro (UMEC/VI). 16 TRELEGY Upward - tiering royalties of ~5.5 – 8.5% of worldwide net sales 1 50 100 150 200 250 300 350 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 TRx Volume (Thousands) Month Post Launch Strongest US ELLIPTA Launch ANORO ARNUITY BREO INCRUSE Launched in US in November 2017 Source: GSK, IQVIA NPA weekly TRx data. This information is an estimate derived from the use of information under license from the following IQVIA information service: NPA for the time period September 2013 through December 2020. IQVIA expressly reserves all rights , i ncluding rights of copying, distribution, & republication. Confidential — Property of Theravance Biopharma, Inc. TRELEGY BREO Asthma Approval TRELEGY Mortality Ad Comm TRELEGY Asthma Approval

2021 Financial Guidance 17 2020 Actuals GAAP (Including share - based comp) Non - GAAP (Excluding share - based comp) R&D Expense $261M $230M SG&A Expense $109M $77M Total Operating Loss $298M $235M (used for 2020 guidance) 2021 Guidance Non - GAAP (Excluding share - based comp) $195M - $225M $80M - $90M No Longer a Guidance Metric

2021

Multiple potential milestones & value-driving catalysts

Q1

Q2

Q3

Q4

Commercial progress of YUPELRI® & GSK's TRELEGY

TOPLINE RESULTS

TD-0903
Phase 2 Part 2 COVID-19

Ampreloxetine
SEQUOIA Phase 3 symptomatic nOH

Izencitinib
RHEA Phase 2b ulcerative colitis

Izencitinib
DIONE Phase 2 Crohn's disease

Theravance Biopharma
Medicines That Make a Difference

TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of TRC income received is pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of ICS, LAMA, and LABA, active components of Anoro (UMEC/VI).")

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About YUPELRI ® (revefenacin) inhalation solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. 19

YUPELRI ® (revefenacin) inhalation solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 20

Appendix THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third party trademarks used herein are the property of their respective owners. © 2021 Theravance Biopharma. All rights reserved.

TD - 0903 Program Nebulized lung - selective pan - JAK inhibitor to treat: ► Acute hyperinflammation of the lung in COVID - 19 ► Chronic inflammation for the treatment and prevention of lung transplant rejection

% Difference in GM From BL (95% CI) TD - 0903 3 mg reduces relevant systemic biomarkers BL, baseline; CI, confidence interval; CRP, C - reactive protein; GM, geometric mean; IL, interleukin; RAGE, receptor for advanced glycation end - products. 23 -200 -100 0 100 200 300 400 -200 -100 0 100 200 300 400 - 74.9 41.0 - 80.2 - 35.5 -200 -100 0 100 200 300 400 -200 -100 0 100 200 300 400 - 83.0 - 36.9 - 70.1 - 24.0 CRP IL - 6 Soluble RAGE IL - 10 TD - 0903 3 mg Placebo